================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) -- January 23, 2007
                                                          ----------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Pennsylvania                  0-15536                  23-2428543
          ------------                  -------                  ----------
         (State or other           (Commission File             (IRS Employer
         jurisdiction of                Number)                    Number)
        of incorporation)

        105 Leader Heights Road
        P.O. Box 2887
        York, Pennsylvania                                            17405-2887
        ------------------                                            ----------
        (Address of principal executive offices)                      (Zip code)

                                  717-747-1519
                                  ------------
               (Registrant's telephone number including area code)

                                       N/A
                                       ---
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


          (e) On January 23, 2007, the Compensation Committee of Codorus Valley Bancorp, Inc. authorized discretionary cash bonuses to certain members of the Company's and PeoplesBank, a Codorus Valley Company's (its principal subsidiary) leadership team. The cash bonuses were awarded as a result of the Company's performance during the calendar year ended December 31, 2006. The total bonus pool for all eligible members of the leadership team was $203,848. The amounts awarded to the Company's Chief Executive Officer, Chief Financial Officer and other Named Executive Officers are set forth below:

                        Larry J. Miller, Chief Executive Officer - $37,185
                        Jann A. Weaver, Chief Financial Officer - $18,005
                        Harry R. Swift, Secretary and General Counsel - $25,014 Diane E. Hill, Vice President - $11,017

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Codorus Valley Bancorp, Inc.
                                                    (Registrant)



Date:  January 25, 2007                       /s/ Larry J. Miller
-----------------------                       -------------------
                                              Larry J. Miller
                                              President and Chief
                                              Executive Officer
                                              (Principal Executive Officer)



                                       3